Intangible Assets (Details) - Schedule of recognized amounts assets acquired and liabilities assumed $ in Thousands	Dec. 31, 2021 USD ($)
Schedule of recognized amounts assets acquired and liabilities assumed [Abstract]
Cash	$ 69
Intangible assets	14,310	[1]
Other receivables	6
Trade payables	(2,283)
Other payables	(2,102)
Total net identifiable assets	$ 10,000

[1]	In-process research and development Purchased in-process research and development expense represents the value assigned to research and development projects, which were commenced but not yet completed at the date of acquisition. Technological feasibility for these projects has not been established and they have no alternative future use in research and development activities or otherwise.